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                                 [LETTERHEAD]

                                                                    EXHIBIT 23.6


                              ALEX SHESHUNOFF & CO.
                               INVESTMENT BANKING

                                                               November 12, 1997

               CONSENT OF ALEX SHESHUNOFF & CO. INVESTMENT BANKING



  In connection with the proposed merger of West Coast Bank and F.N.B. Corporation, the undersigned, acting as an independent financial advisor to the common shareholders of West Coast Bank, hereby consents to the reference to our firm in the Form S-4 Registration Statement and to the inclusion of our fairness opinion as an exhibit to the S-4 Registration Statement.





                                                           ALEX SHESHUNOFF & CO.
                                                              INVESTMENT BANKING